UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

Nuvation Bio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001 - 39351	85-0862255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Broadway, Suite 1401 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 208-6102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVB	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	NUVB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Staff of the Securities and Exchange Commission (the “SEC”) released a statement (the “SEC Statement”) expressing the view that certain warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability of the entity measured at fair value, with changes in fair value recorded each period in earnings. The SEC Statement discusses “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The SEC Statement indicates that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.”

Panacea Acquisition Corp. (“Panacea”), a SPAC, consummated a business combination with privately-held Nuvation Bio Inc. (“Legacy Nuvation Bio”) on February 10, 2021 pursuant to that certain Agreement and Plan of Merger dated October 20, 2020 among Panacea, Legacy Nuvation Bio and Panacea Merger Subsidiary Corp (the “Merger”). In connection with the closing of the Merger, Panacea changed its name from Panacea Acquisition Corp. to Nuvation Bio Inc. (“Nuvation Bio”). Legacy Nuvation Bio was deemed to be the accounting acquirer in the Merger. While Panacea was the legal acquirer in the Merger, because Legacy Nuvation Bio was deemed the accounting acquirer, the historical consolidated financial statements of Legacy Nuvation Bio became the historical consolidated financial statements of the combined company upon the consummation of the Merger.

The historical financial statements of Legacy Nuvation Bio are not affected by the SEC Statement. Prior to the consummation of the Merger, Panacea classified its private placement warrants (the “Private Warrants”) and public warrants (the “Public Warrants” and, together with the Private Warrants, the “Warrants”) as a component of stockholders’ equity in its historical financial statements. The Warrants were initially issued in connection with Panacea’s initial public offering (“IPO”), and, following the consummation of the Merger, the Warrants remain outstanding. In addition, in connection with the IPO, Panacea and certain anchor investors entered into a forward purchase agreement (the “FPA”) providing for the potential future issuance of securities, including additional warrants, and these securities were issued upon the consummation of the Merger and remain outstanding. Panacea’s management evaluated the accounting for the Warrants at their issuance and the FPA upon its execution and believed the accounting treatment to be appropriate at that time. While the terms of the Warrants and the FPA have not changed, as a result of the SEC Statement, Nuvation Bio has identified errors in the historical financial statements of Panacea related to the classification of the Warrants and the FPA and has determined, pursuant to Accounting Standards Codification Topic 815, that the Warrants and the FPA will be classified as liabilities and measured at fair value in Nuvation Bio’s financial statements.

On May 14, 2021, the Audit Committee of the Board of Directors of Nuvation Bio (the “Audit Committee”), after considering the recommendations of and in consultation with management, concluded that Panacea’s previously issued financial statements as of December 31, 2020 and for the period from April 24, 2020 (inception) through December 31, 2020 (the “Affected Period”) as contained in the Annual Report on Form 10-K filed with the SEC by Nuvation Bio on March 11, 2021 (the “2020 Form 10-K”) should no longer be relied upon due to such errors in the classification of the Warrants and the FPA. As of December 31, 2020, Panacea had 4,791,667 Public Warrants and 162,500 Private Warrants outstanding and subject to the reclassification as described herein. Upon the consummation of the Merger, an additional 833,333 Warrants were issued pursuant to the FPA. Nuvation Bio currently expects that the reclassification of the Warrants and the FPA will have no impact on the liquidity or cash or cash equivalents in the historical financial statements of Panacea. Nuvation Bio currently expects that the reclassification of the Warrants and the FPA will, among other things, increase Panacea’s total liabilities at December 31, 2020 by an amount less than $23 million.

Nuvation Bio intends to file an amendment to the 2020 Form 10-K (the “Amended 2020 Form 10-K”) reflecting the correction of the errors in classification of the Warrants and the FPA for the Affected Period, and the restated financial statements and financial information will be included in the Amended 2020 Form 10-K. In addition, the Amended 2020 Form 10-K will reflect the expense of certain issuance costs associated with the Warrants that were previously offset against stockholders’ equity. Nuvation Bio does not intend to file amended Quarterly Reports on Form 10-Q to reflect the restatement. The Audit Committee and management have discussed the matters disclosed in this Current Report on Form 8-K with our current independent registered public accounting firm, KPMG LLP, and the independent registered public accounting firm of Panacea during the Affected Period, WithumSmith+Brown, PC.

In connection with the restatement, management re-evaluated the effectiveness of Panacea’s disclosure controls and procedures as of December 31, 2020. Management concluded that Panacea’s disclosure controls and procedures were not effective as of December 31, 2020 due to a material weakness in internal control over financial reporting with respect to the accounting for complex accounting instruments, solely as a result of our classification of the warrants and the FPA as components of equity instead of as derivative liabilities.

Forward-Looking Statements

Nuvation Bio makes forward-looking statements in this Current Report on Form 8-K. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, including those regarding the expected impact of the above-described restatement and Nuvation Bio’s future financial performance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. Nuvation Bio cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Nuvation Bio, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K should not be relied upon as representing Nuvation Bio’s views as of any subsequent date, and Nuvation Bio does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvation Bio Inc.
Dated: May 14, 2021
	By:	/s/ Jennifer Fox
Jennifer Fox
Chief Financial Officer